AGREEMENT TO CONVERT DEBT TO STOCK

         This agreement is made effective the 31st day of July, 1999, by and between Dean Bilyeau, herein referred to as "Shareholder" and ClipperNet Corporation, an Oregon corporation, herein referred to as "ClipperNet."

                                    RECITALS

         WHEREAS, on December 8, 1997, ClipperNet executed a promissory note in favor of Dean Bilyeau in the principal sum of $27,502.02, and on August 19, 1999, ClipperNet executed a Promissory Note in favor of Bilyeau-Miller Insurance Agency, Inc. in the principal sum of $23,000.00. As of the effective date of this agreement, Shareholder is the holder of said notes. A copy of the Promissory Notes are attached as Exhibit "A" and incorporated by reference.

         WHEREAS, on the effective date of this agreement, there is due and owing from ClipperNet to Shareholder the sum of $27,4489.38 on said Promissory Notes.

         WHEREAS, ClipperNet and Shareholder have agreed to convert the balance due on the Promissory Notes to common stock of ClipperNet at a value of $2.00 per share, pursuant to the terms and conditions of this agreement.

                                   WITNESSETH

         WHEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Recitals: The recitals set forth hereinabove are hereby made a part of this agreement as though fully set forth herein.

         2. Conversion: ClipperNet and Shareholder herein agree that Shareholder shall, in exchange for the issuance of 13,725 shares of common stock of ClipperNet, fully satisfy all indebtedness represented by the above-referenced Promissory Notes.

         3. Delivery of Note: Shareholder agrees that, as soon as practicable after the date of this agreement, he shall deliver to ClipperNet the Promissory Notes referred above, marked "Paid in Full."

         4. Delivery of Certificate: Upon receipt of the Promissory Notes pursuant to Section 3 hereinabove, ClipperNet shall cause to be delivered to Shareholder a certificate in a form duly approved by the Board of Directors, evidencing the ownership by Shareholder of 13,725 shares of common stock.

         5. Representations of ClipperNet: ClipperNet warrants and represents:

                  a. That it is a duly authorized corporation licensed to due business in the State of Oregon, and has the authority to issue to Shareholder 13,725 shares of common stock;

                  b. That this agreement has been unanimously approved by the Board of Directors and Shareholders of ClipperNet pursuant to a consent resolution in lieu of a special meeting; and

                  c. That the officer executing this agreement has been duly authorized to sign on behalf of ClipperNet.

         6. Representations of Shareholder: Shareholder warrants and represents:

                  a. That Shareholder has made an independent investment decision relating to the Shares being acquired hereunder, based upon the information that Shareholder has received from the Corporation;

                  b. That Shareholder understands that the Shares being acquired hereunder have not been registered under the Security Act of 1933 and that the undersigned has no right to require registration;

                  c. That Shareholder has adequate means of providing for current needs and possible contingencies without having to resort to funds contemplated to be used for the acquisition of Shares;

                  d. That Shareholder has a net worth sufficient to bear the risk of losing his entire investment in the Shares;

                  e. That Shareholder has sufficient knowledge and experience in financial matters so as to be able to evaluate the relative risks and merits of an investment in ClipperNet;

                  f. That the Shares which are the subject of this Agreement will be acquired solely for Shareholder's account as an investment and will not be purchased with the view toward distributions, resale, subdivision or fractionalization;

                  g. That Shareholder realizes that the Shares cannot be readily sold, that there will be no public market, that he may not be able to sell or to dispose of his interest in ClipperNet;

                  h. That Shareholder understands that his right to transfer the Shares will be restricted unless the transfer will not be in violation of the Securities Act of 1933 or applicable state securities laws (including investor suitability standards) and that ClipperNet will not consent to transfer of shares unless the transferee represents that the transferee meets certain financial suitability standards;

                  i. Shareholder has carefully reviewed the information relating to the financial status, management, and product of ClipperNet. ClipperNet has made available all documents that were reviewed or requested prior to this agreement, and has provided answers to all questions asked concerning the investment. In evaluating the suitability of an investment in ClipperNet, the undersigned has not relied upon any representations or other information (whether oral or written) except documents or answers furnished by ClipperNet;

                  j. Shareholder acknowledges that the information provided regarding ClipperNet is confidential and non-public and agrees that all of the information will be kept in confidence and will not be disclosed to any third party, but this obligation does not apply to any such information which (1) is part of public knowledge or is readily accessible as literature at the date of this agreement, (2) becomes part of public knowledge or literature and, thus, becomes readily accessible by publication (except as a result of a breach of this provision), or (3) is received from third parties (except third parties who disclose it is in violation of any confidentiality agreement they may have with the corporation);

                  k. Shareholder understands that the books and records of ClipperNet will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business;

                  l. Shareholder recognizes that investment in ClipperNet involves certain risks, and Shareholder has taken full cognizance of the special risks relating to a development stage company.

         7. Survival of Warranties: All representations, warranties and covenants set forth in this agreement shall survive after the date of this agreement.

         8. Attorney's Fees: In the event that suit or action shall be filed by either of the parties to enforce or establish any rights or remedies under this agreement, the party prevailing in such suit or action shall be entitled to recover such additional sum from the other party as the court may adjudge reasonable as attorney's fees in such suit or action and in any appeal therefrom.

         9. Notices: All notices provided for herein shall be in writing and shall be deemed to have been duly given if mailed by United Sates certified mail, postage prepaid, to the appropriate addresses set forth hereinbelow, or such other address as one party may provide to the other in writing.

         10. Successors' Interests: Subject to the limitations stated herein this agreement shall be binding upon and inure to the benefit of the parties, their heirs, personal representative, successors and assigns.

         11. Gender; Singular or Plural: Any reference in this agreement in the masculine gender shall include the feminine and neutral genders, and vice versa, as appropriate. Any reference in this agreement in the singular shall mean the plural and vice versa as appropriate.

         12. Governing Law: This agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of Oregon. In the event of any dispute arising out of this agreement, each of the parties consent to exclusive jurisdiction and venue in the Circuit Court of Lane County, Oregon.

         13. Entire Agreement: This agreement and the documents referenced herein constitute the entire agreement regarding the acquisition of stock in ClipperNet by Shareholder and supersedes all prior agreement and understandings, oral and written, between the parties hereto with respect to the subject matter hereof and may not be amended, modified or terminated unless by a written instrument executed by the party or parties sought to be bound.


SHAREHOLDER                                 CLIPPERNET CORPORATION

/s/  Dean Bilyeau                           By:  /s/  Ransom R. Southerland

                                            Title:  President

                       AGREEMENT TO CONVERT DEBT TO STOCK

         This agreement is made effective the 31st day of July, 1999, by and between Bill Southerland, herein referred to as "Shareholder" and ClipperNet Corporation, an Oregon corporation, herein referred to as "ClipperNet."

                                    RECITALS

         WHEREAS, on December 8, 1997, ClipperNet executed a promissory note in favor of Bill Southerland in the principal sum of $12,313.22. As of the effective date of this agreement, Shareholder is the holder of said note. A copy of the Promissory Note is attached as Exhibit "A" and incorporated by reference.

         WHEREAS, on the effective date of this agreement, there is due and owing from ClipperNet to Shareholder the sum of $10,777.31 on said Promissory Note.

         WHEREAS, ClipperNet and Shareholder have agreed to convert the balance due on the Promissory Note to common stock of ClipperNet at a value of $2.00 per share, pursuant to the terms and conditions of this agreement.

                                   WITNESSETH

         WHEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Recitals: The recitals set forth hereinabove are hereby made a part of this agreement as though fully set forth herein.

         2. Conversion: ClipperNet and Shareholder herein agree that Shareholder shall, in exchange for the issuance of 5,389 shares of common stock of ClipperNet, fully satisfy all indebtedness represented by the above-referenced Promissory Note.

         3. Delivery of Note: Shareholder agrees that, as soon as practicable after the date of this agreement, he shall deliver to ClipperNet the Promissory Note referred above, marked "Paid in Full."

         4. Delivery of Certificate: Upon receipt of the Promissory Note pursuant to Section 3 hereinabove, ClipperNet shall cause to be delivered to Shareholder a certificate in a form duly approved by the Board of Directors, evidencing the ownership by Shareholder of 5,389 shares of common stock.

         5. Representations of ClipperNet: ClipperNet warrants and represents:

                  a. That it is a duly authorized corporation licensed to due business in the State of Oregon, and has the authority to issue to Shareholder 5,389 shares of common stock;

                  b. That this agreement has been unanimously approved by the Board of Directors and Shareholders of ClipperNet pursuant to a consent resolution in lieu of a special meeting; and

                  c. That the officer executing this agreement has been duly authorized to sign on behalf of ClipperNet.

         6. Representations of Shareholder: Shareholder warrants and represents:

                  a. That Shareholder has made an independent investment decision relating to the Shares being acquired hereunder, based upon the information that Shareholder has received from the Corporation;

                  b. That Shareholder understands that the Shares being acquired hereunder have not been registered under the Security Act of 1933 and that the undersigned has no right to require registration;

                  c. That Shareholder has adequate means of providing for current needs and possible contingencies without having to resort to funds contemplated to be used for the acquisition of Shares;

                  d. That Shareholder has a net worth sufficient to bear the risk of losing his entire investment in the Shares;

                  e. That Shareholder has sufficient knowledge and experience in financial matters so as to be able to evaluate the relative risks and merits of an investment in ClipperNet;

                  f. That the Shares which are the subject of this Agreement will be acquired solely for Shareholder's account as an investment and will not be purchased with the view toward distributions, resale, subdivision or fractionalization;

                  g. That Shareholder realizes that the Shares cannot be readily sold, that there will be no public market, that he may not be able to sell or to dispose of his interest in ClipperNet;

                  h. That Shareholder understands that his right to transfer the Shares will be restricted unless the transfer will not be in violation of the Securities Act of 1933 or applicable state securities laws (including investor suitability standards) and that ClipperNet will not consent to transfer of shares unless the transferee represents that the transferee meets certain financial suitability standards;

                  i. Shareholder has carefully reviewed the information relating to the financial status, management, and product of ClipperNet. ClipperNet has made available all documents that were reviewed or requested prior to this agreement, and has provided answers to all questions asked concerning the investment. In evaluating the suitability of an investment in ClipperNet, the undersigned has not relied upon any representations or other information (whether oral or written) except documents or answers furnished by ClipperNet;

                  j. Shareholder acknowledges that the information provided regarding ClipperNet is confidential and non-public and agrees that all of the information will be kept in confidence and will not be disclosed to any third party, but this obligation does not apply to any such information which (1) is part of public knowledge or is readily accessible as literature at the date of this agreement, (2) becomes part of public knowledge or literature and, thus, becomes readily accessible by publication (except as a result of a breach of this provision), or (3) is received from third parties (except third parties who disclose it is in violation of any confidentiality agreement they may have with the corporation);

                  k. Shareholder understands that the books and records of ClipperNet will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business;

                  l. Shareholder recognizes that investment in ClipperNet involves certain risks, and Shareholder has taken full cognizance of the special risks relating to a development stage company.

         7. Survival of Warranties: All representations, warranties and covenants set forth in this agreement shall survive after the date of this agreement.

         8. Attorney's Fees: In the event that suit or action shall be filed by either of the parties to enforce or establish any rights or remedies under this agreement, the party prevailing in such suit or action shall be entitled to recover such additional sum from the other party as the court may adjudge reasonable as attorney's fees in such suit or action and in any appeal therefrom.

         9. Notices: All notices provided for herein shall be in writing and shall be deemed to have been duly given if mailed by United Sates certified mail, postage prepaid, to the appropriate addresses set forth hereinbelow, or such other address as one party may provide to the other in writing.

         10. Successors' Interests: Subject to the limitations stated herein this agreement shall be binding upon and inure to the benefit of the parties, their heirs, personal representative, successors and assigns.

         11. Gender; Singular or Plural: Any reference in this agreement in the masculine gender shall include the feminine and neutral genders, and vice versa, as appropriate. Any reference in this agreement in the singular shall mean the plural and vice versa as appropriate.

         12. Governing Law: This agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of Oregon. In the event of any dispute arising out of this agreement, each of the parties consent to exclusive jurisdiction and venue in the Circuit Court of Lane County, Oregon.

         13. Entire Agreement: This agreement and the documents referenced herein constitute the entire agreement regarding the acquisition of stock in ClipperNet by Shareholder and supersedes all prior agreement and understandings, oral and written, between the parties hereto with respect to the subject matter hereof and may not be amended, modified or terminated unless by a written instrument executed by the party or parties sought to be bound.


SHAREHOLDER                                 CLIPPERNET CORPORATION

/s/  Bill Southerland                       By:  /s/  Ransom R. Southerland

                                            Title:  President

                       AGREEMENT TO CONVERT DEBT TO STOCK

         This agreement is made effective the 31st day of July, 1999, by and between Ransom R. Southerland, herein referred to as "Shareholder" and ClipperNet Corporation, an Oregon corporation, herein referred to as "ClipperNet."

                                    RECITALS

         WHEREAS, ClipperNet has executed Promissory Notes evidencing indebtedness as follows:

Date                         Payee                   Principal Amount

12/08/97         Ransom R. Southerland                  $30,654.99
07/28/98         Business Systems Group, Inc.          $336,000.00
09/17/99         John Crowder                          $100,000.00
03/22/99         John Crowder                          $150,000.00

         As of the effective date of this agreement, Shareholder is the holder of said notes. A copy of the Promissory Notes are attached as Exhibit "A" and incorporated by reference.

         WHEREAS, on the effective date of this agreement, there is due and owing from ClipperNet to Shareholder the sum of $655,622.08 on said Promissory Notes.

         WHEREAS, ClipperNet and Shareholder have agreed to convert the balance due on the Promissory Notes to common stock of ClipperNet at a value of $2.00 per share, pursuant to the terms and conditions of this agreement.

                                   WITNESSETH

         WHEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Recitals: The recitals set forth hereinabove are hereby made a part of this agreement as though fully set forth herein.

         2. Conversion: ClipperNet and Shareholder herein agree that Shareholder shall, in exchange for the issuance of 327,811 shares of common stock of ClipperNet, fully satisfy all indebtedness represented by the above-referenced Promissory Notes.

         3. Delivery of Note: Shareholder agrees that, as soon as practicable after the date of this agreement, he shall deliver to ClipperNet the Promissory Notes referred above, marked "Paid in Full."

         4. Delivery of Certificate: Upon receipt of the Promissory Note pursuant to Section 3 hereinabove, ClipperNet shall cause to be delivered to Shareholder a certificate in a form duly approved by the Board of Directors, evidencing the ownership by Shareholder of 327,811 shares of common stock.

         5. Representations of ClipperNet: ClipperNet warrants and represents:

                  a. That it is a duly authorized corporation licensed to due business in the State of Oregon, and has the authority to issue to Shareholder 327,811 shares of common stock;

                  b. That this agreement has been unanimously approved by the Board of Directors and Shareholders of ClipperNet pursuant to a consent resolution in lieu of a special meeting; and

                  c. That the officer executing this agreement has been duly authorized to sign on behalf of ClipperNet.

         6. Representations of Shareholder: Shareholder warrants and represents:

                  a. That Shareholder has made an independent investment decision relating to the Shares being acquired hereunder, based upon the information that Shareholder has received from the Corporation;

                  b. That Shareholder understands that the Shares being acquired hereunder have not been registered under the Security Act of 1933 and that the undersigned has no right to require registration;

                  c. That Shareholder has adequate means of providing for current needs and possible contingencies without having to resort to funds contemplated to be used for the acquisition of Shares;

                  d. That Shareholder has a net worth sufficient to bear the risk of losing his entire investment in the Shares;

                  e. That Shareholder has sufficient knowledge and experience in financial matters so as to be able to evaluate the relative risks and merits of an investment in ClipperNet;

                  f. That the Shares which are the subject of this Agreement will be acquired solely for Shareholder's account as an investment and will not be purchased with the view toward distributions, resale, subdivision or fractionalization;

                  g. That Shareholder realizes that the Shares cannot be readily sold, that there will be no public market, that he may not be able to sell or to dispose of his interest in ClipperNet;

                  h. That Shareholder understands that his right to transfer the Shares will be restricted unless the transfer will not be in violation of the Securities Act of 1933 or applicable state securities laws (including investor suitability standards) and that ClipperNet will not consent to transfer of shares unless the transferee represents that the transferee meets certain financial suitability standards;

                  i. Shareholder has carefully reviewed the information relating to the financial status, management, and product of ClipperNet. ClipperNet has made available all documents that were reviewed or requested prior to this agreement, and has provided answers to all questions asked concerning the investment. In evaluating the suitability of an investment in ClipperNet, the undersigned has not relied upon any representations or other information (whether oral or written) except documents or answers furnished by ClipperNet;

                  j. Shareholder acknowledges that the information provided regarding ClipperNet is confidential and non-public and agrees that all of the information will be kept in confidence and will not be disclosed to any third party, but this obligation does not apply to any such information which (1) is part of public knowledge or is readily accessible as literature at the date of this agreement, (2) becomes part of public knowledge or literature and, thus, becomes readily accessible by publication (except as a result of a breach of this provision), or (3) is received from third parties (except third parties who disclose it is in violation of any confidentiality agreement they may have with the corporation);

                  k. Shareholder understands that the books and records of ClipperNet will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business;

                  l. Shareholder recognizes that investment in ClipperNet involves certain risks, and Shareholder has taken full cognizance of the special risks relating to a development stage company.

         7. Survival of Warranties: All representations, warranties and covenants set forth in this agreement shall survive after the date of this agreement.

         8. Attorney's Fees: In the event that suit or action shall be filed by either of the parties to enforce or establish any rights or remedies under this agreement, the party prevailing in such suit or action shall be entitled to recover such additional sum from the other party as the court may adjudge reasonable as attorney's fees in such suit or action and in any appeal therefrom.

         9. Notices: All notices provided for herein shall be in writing and shall be deemed to have been duly given if mailed by United Sates certified mail, postage prepaid, to the appropriate addresses set forth hereinbelow, or such other address as one party may provide to the other in writing.

         10. Successors' Interests: Subject to the limitations stated herein this agreement shall be binding upon and inure to the benefit of the parties, their heirs, personal representative, successors and assigns.

         11. Gender; Singular or Plural: Any reference in this agreement in the masculine gender shall include the feminine and neutral genders, and vice versa, as appropriate. Any reference in this agreement in the singular shall mean the plural and vice versa as appropriate.

         12. Governing Law: This agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of Oregon. In the event of any dispute arising out of this agreement, each of the parties consent to exclusive jurisdiction and venue in the Circuit Court of Lane County, Oregon.

         13. Entire Agreement: This agreement and the documents referenced herein constitute the entire agreement regarding the acquisition of stock in ClipperNet by Shareholder and supersedes all prior agreement and understandings, oral and written, between the parties hereto with respect to the subject matter hereof and may not be amended, modified or terminated unless by a written instrument executed by the party or parties sought to be bound.


SHAREHOLDER                                 CLIPPERNET CORPORATION

/s/  Ransom R. Southerland                  By:  /s/  Ransom R. Southerland

                                            Title:  President

                             CLIPPERNET CORPORATION
                              an Oregon corporation

                             SUBSCRIPTION AGREEMENT


ClipperNet Corporation
2295 Coburg Rd., Suite 105
Eugene, OR 97401

Gentlemen:

         You have provided the undersigned with certain information regarding ClipperNet Corporation, an Oregon corporation, ("The Corporation"), including information relating to the financial status, management and product of the Corporation. You have also provided me with the opportunity to ask questions and to request information regarding the Corporation.

         In light of that information, I agree with the Corporation:

         Purchase Subject to the terms and conditions of this Subscription Agreement and for valuable consideration, I irrevocably tender this Subscription Agreement for purchase of 419,325 shares of the Corporation's common stock ("the Shares"). The total purchase price of said shares is $838,650.00 to be paid by transfer to ClipperNet Corporation of 279,550 shares of restricted common stock of Integrated Food Resources, Inc., a Nevada corporation, valued at $3.00 per share.

         Upon acceptance of this Subscription Agreement by ClipperNet Corporation and the execution hereof, the undersigned shall deliver to ClipperNet Corporation Certificate No(s). 1319 evidencing 279,550 fully paid up, non-assessable shares of restricted common stock of Integrated Food Resources, Inc. fully endorsed for transfer to ClipperNet Corporation.

         With respect to said shares of Integrated Food Resources, Inc. being transferred to ClipperNet Corporation, the undersigned represents and warrants the following:

                           A. The undersigned is the owner of 279,550 shares of common stock of Integrated Food Resources, Inc. as evidenced by Certificate No(s). 1319 free and clear of all liens, claims, pledges, or encumbrances except for restrictions on transfer as disclosed herein.

                  B. The undersigned has not granted to any person or entity an option or the right to purchase any of said 279,550 shares of Integrated Food Resources, Inc.

                  C. The undersigned has the right, power and authority to transfer said 279,550 shares of Integrated Food Resources, Inc., and the transfer will not breach any agreement or contract heretofore entered into by the undersigned.

         The undersigned represents that, as of the date of this Subscription Agreement, he has made an independent investment decision relating to the Shares based upon the above-described information that has received from the Corporation

         Representation by Subscriber.  The undersigned represents and warrants:

                  A. He understands that the Shares have not been registered under the Security Act of 1933 and that the undersigned has no right to require registration;

                  B. The undersigned has adequate means of providing for current needs and possible contingencies without having to resort to funds contemplated to be used for the purchase of Shares;

                  C. The undersigned has a net worth sufficient to bear the risk of losing his entire investment in the Shares;

                  D. The undersigned has alone or together with a Purchaser Representative (as defined by SEC Rule 501), sufficient knowledge and experience in financial matters so as to be able to evaluate the relative risks and merits of an investment in the corporation when it is offered;

                  E. The Shares which are the subject of this Agreement will be acquired solely for his account as an investment and will not be purchased with the view toward distributions, resale, subdivision or fractionalization;

                  F. The undersigned realizes that the Shares cannot be readily sold, that there will be no public market, that he may not be able to sell or to dispose of their interests in the Corporation;

                  G. The undersigned understands that his right to transfer the Shares will be restricted unless the transfer will not be in violation of the Securities Act of 1933 or applicable state securities laws (including investor suitability standards) and that the corporation will not consent to transfer of shares unless the transferee represents that the transferee meets certain financial suitability standards;

                  H. The undersigned and his Purchaser Representative, if any, have carefully reviewed the information relating to the financial status, management, and product of the Corporation. The Corporation has made available, if so requested, to his attorney, accountant, and Purchaser Representative, all documents that were reviewed or requested prior to an offer of shares of the Corporation, and has provided answers to all questions asked of the Corporation concerning the offering and an investment in the Corporation. In evaluating the suitability of an investment in the Corporation, the undersigned has not relied upon any representations or other information (whether oral or written) except documents or answers furnished by the Corporation;

                           I. The undersigned acknowledges that the information provided regarding the Corporation is confidential and non-public. The undersigned agrees that all of the information will be kept in confidence and will not be disclosed to any third party, but this obligation does not apply to any such information which is (1) is part of public knowledge or is readily accessible as literature at the date of this Subscription Agreement, (2) becomes part of public knowledge or literature and, thus, becomes readily accessible by publication (except as a result of a breach of this provision), or (3) is received from third parties (except third parties who disclose it is in violation of any confidentiality agreement they may have with the corporation);

                  J. The undersigned understands that the books and records of the Corporation will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business;

                  K. The undersigned and his Purchaser Representative, if any, recognize that investment in the Corporation involves certain risks, and the undersigned has taken full cognizance of the special risks relating to a development stage company.

         Acknowledgement of ClipperNet Corporation. ClipperNet Corporation by its acceptance and execution hereof, acknowledges that the shares of common stock of Integrated Food Resources, Inc., received hereby, have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933.

         IN WITNESS WHEREOF, the undersigned executed this Subscription Agreement effective the 31st day of July, 1999.


/s/  Bill Southerland
BILL SOUTHERLAND

Address:          2729 Haven Dr.
                  Boise, ID 83616


         Accepted this   15th       day of  September, 1999.


                                                     CLIPPERNET CORPORATION

                                            By:      /s/  Ransom R. Southerland

                                            Title:   President

                             CLIPPERNET CORPORATION
                              an Oregon corporation

                             SUBSCRIPTION AGREEMENT


ClipperNet Corporation
2295 Coburg Rd., Suite 105
Eugene, OR 97401

Gentlemen:

         You have provided the undersigned with certain information regarding ClipperNet Corporation, an Oregon corporation, ("The Corporation"), including information relating to the financial status, management and product of the Corporation. You have also provided me with the opportunity to ask questions and to request information regarding the Corporation.

         In light of that information, I agree with the Corporation:

         Purchase Subject to the terms and conditions of this Subscription Agreement and for valuable consideration, I irrevocably tender this Subscription Agreement for purchase of 67,092 shares of the Corporation's common stock ("the Shares"). The total purchase price of said shares is $134,184.00 to be paid by transfer to ClipperNet Corporation of 44,728 shares of restricted common stock of Integrated Food Resources, Inc., a Nevada corporation, valued at $3.00 per share.

         Upon acceptance of this Subscription Agreement by ClipperNet Corporation and the execution hereof, the undersigned shall deliver to ClipperNet Corporation Certificate No(s). 1317 evidencing 44,728 fully paid up, non-assessable shares of restricted common stock of Integrated Food Resources, Inc. fully endorsed for transfer to ClipperNet Corporation.

         With respect to said shares of Integrated Food Resources, Inc. being transferred to ClipperNet Corporation, the undersigned represents and warrants the following:

                           A. The undersigned is the owner of 44,728 shares of common stock of Integrated Food Resources, Inc. as evidenced by Certificate No(s). 1317 free and clear of all liens, claims, pledges, or encumbrances except for restrictions on transfer as disclosed herein.

                  B. The undersigned has not granted to any person or entity an option or the right to purchase any of said 44,728 shares of Integrated Food Resources, Inc.

                  C. The undersigned has the right, power and authority to transfer said 44,728 shares of Integrated Food Resources, Inc., and the transfer will not breach any agreement or contract heretofore entered into by the undersigned.

         The undersigned represents that, as of the date of this Subscription Agreement, he has made an independent investment decision relating to the Shares based upon the above-described information that has received from the Corporation

         Representation by Subscriber.  The undersigned represents and warrants:

                  A. He understands that the Shares have not been registered under the Security Act of 1933 and that the undersigned has no right to require registration;

                  B. The undersigned has adequate means of providing for current needs and possible contingencies without having to resort to funds contemplated to be used for the purchase of Shares;

                  C. The undersigned has a net worth sufficient to bear the risk of losing his entire investment in the Shares;

                  D. The undersigned has alone or together with a Purchaser Representative (as defined by SEC Rule 501), sufficient knowledge and experience in financial matters so as to be able to evaluate the relative risks and merits of an investment in the corporation when it is offered;

                  E. The Shares which are the subject of this Agreement will be acquired solely for his account as an investment and will not be purchased with the view toward distributions, resale, subdivision or fractionalization;

                  F. The undersigned realizes that the Shares cannot be readily sold, that there will be no public market, that he may not be able to sell or to dispose of their interests in the Corporation;

                  G. The undersigned understands that his right to transfer the Shares will be restricted unless the transfer will not be in violation of the Securities Act of 1933 or applicable state securities laws (including investor suitability standards) and that the corporation will not consent to transfer of shares unless the transferee represents that the transferee meets certain financial suitability standards;

                  H. The undersigned and his Purchaser Representative, if any, have carefully reviewed the information relating to the financial status, management, and product of the Corporation. The Corporation has made available, if so requested, to his attorney, accountant, and Purchaser Representative, all documents that were reviewed or requested prior to an offer of shares of the Corporation, and has provided answers to all questions asked of the Corporation concerning the offering and an investment in the Corporation. In evaluating the suitability of an investment in the Corporation, the undersigned has not relied upon any representations or other information (whether oral or written) except documents or answers furnished by the Corporation;

                  I. The undersigned acknowledges that the information provided regarding the Corporation is confidential and non-public. The undersigned agrees that all of the information will be kept in confidence and will not be disclosed to any third party, but this obligation does not apply to any such information which is (1) is part of public knowledge or is readily accessible as literature at the date of this Subscription Agreement, (2) becomes part of public knowledge or literature and, thus, becomes readily accessible by publication (except as a result of a breach of this provision), or (3) is received from third parties (except third parties who disclose it is in violation of any confidentiality agreement they may have with the corporation);

                  J. The undersigned understands that the books and records of the Corporation will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business;

                  K. The undersigned and his Purchaser Representative, if any, recognize that investment in the Corporation involves certain risks, and the undersigned has taken full cognizance of the special risks relating to a development stage company.

         Acknowledgement of ClipperNet Corporation. ClipperNet Corporation by its acceptance and execution hereof, acknowledges that the shares of common stock of Integrated Food Resources, Inc., received hereby, have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933.

         IN WITNESS WHEREOF, the undersigned executed this Subscription Agreement effective the 31st day of July, 1999.


/s/  Dale Bilyeau
DALE BILYEAU

Address:          P.O. Box 488
                  Lebanon, OR  97355


         Accepted this   15th       day of  September, 1999.


                                                     CLIPPERNET CORPORATION

                                            By:      /s/  Ransom R. Southerland

                                            Title:   President

                             CLIPPERNET CORPORATION
                              an Oregon corporation

                             SUBSCRIPTION AGREEMENT


ClipperNet Corporation
2295 Coburg Rd., Suite 105
Eugene, OR 97401

Gentlemen:

         You have provided the undersigned with certain information regarding ClipperNet Corporation, an Oregon corporation, ("The Corporation"), including information relating to the financial status, management and product of the Corporation. You have also provided me with the opportunity to ask questions and to request information regarding the Corporation.

         In light of that information, I agree with the Corporation:

         Purchase Subject to the terms and conditions of this Subscription Agreement and for valuable consideration, we irrevocably tender this Subscription Agreement for purchase of 67,092 shares of the Corporation's common stock ("the Shares"). The total purchase price of said shares is $134,184.00 to be paid by transfer to ClipperNet Corporation of 44,728 shares of restricted common stock of Integrated Food Resources, Inc., a Nevada corporation, valued at $3.00 per share.

         Upon acceptance of this Subscription Agreement by ClipperNet Corporation and the execution hereof, the undersigned shall deliver to ClipperNet Corporation Certificate No(s). 1317 evidencing 44,728 fully paid up, non-assessable shares of restricted common stock of Integrated Food Resources, Inc. fully endorsed for transfer to ClipperNet Corporation.

         With respect to said shares of Integrated Food Resources, Inc. being transferred to ClipperNet Corporation, the undersigned represents and warrants the following:

                           A. The undersigned is the owner of 44,728 shares of common stock of Integrated Food Resources, Inc. as evidenced by Certificate No(s). 1317 free and clear of all liens, claims, pledges, or encumbrances except for restrictions on transfer as disclosed herein.

                  B. The undersigned has not granted to any person or entity an option or the right to purchase any of said 44,728 shares of Integrated Food Resources, Inc.

                  C. The undersigned has the right, power and authority to transfer said 44,728 shares of Integrated Food Resources, Inc., and the transfer will not breach any agreement or contract heretofore entered into by the undersigned.

         The undersigned represents that, as of the date of this Subscription Agreement, he has made an independent investment decision relating to the Shares based upon the above-described information that has received from the Corporation

         Representation by Subscriber.  The undersigned represents and warrants:

                  A. He understands that the Shares have not been registered under the Security Act of 1933 and that the undersigned has no right to require registration;

                  B. The undersigned has adequate means of providing for current needs and possible contingencies without having to resort to funds contemplated to be used for the purchase of Shares;

                  C. The undersigned has a net worth sufficient to bear the risk of losing his entire investment in the Shares;

                  D. The undersigned has alone or together with a Purchaser Representative (as defined by SEC Rule 501), sufficient knowledge and experience in financial matters so as to be able to evaluate the relative risks and merits of an investment in the corporation when it is offered;

                  E. The Shares which are the subject of this Agreement will be acquired solely for his account as an investment and will not be purchased with the view toward distributions, resale, subdivision or fractionalization;

                  F. The undersigned realizes that the Shares cannot be readily sold, that there will be no public market, that he may not be able to sell or to dispose of their interests in the Corporation;

                  G. The undersigned understands that his right to transfer the Shares will be restricted unless the transfer will not be in violation of the Securities Act of 1933 or applicable state securities laws (including investor suitability standards) and that the corporation will not consent to transfer of shares unless the transferee represents that the transferee meets certain financial suitability standards;

                  H. The undersigned and his Purchaser Representative, if any, have carefully reviewed the information relating to the financial status, management, and product of the Corporation. The Corporation has made available, if so requested, to his attorney, accountant, and Purchaser Representative, all documents that were reviewed or requested prior to an offer of shares of the Corporation, and has provided answers to all questions asked of the Corporation concerning the offering and an investment in the Corporation. In evaluating the suitability of an investment in the Corporation, the undersigned has not relied upon any representations or other information (whether oral or written) except documents or answers furnished by the Corporation;

                  I. The undersigned acknowledges that the information provided regarding the Corporation is confidential and non-public. The undersigned agrees that all of the information will be kept in confidence and will not be disclosed to any third party, but this obligation does not apply to any such information which is (1) is part of public knowledge or is readily accessible as literature at the date of this Subscription Agreement, (2) becomes part of public knowledge or literature and, thus, becomes readily accessible by publication (except as a result of a breach of this provision), or (3) is received from third parties (except third parties who disclose it is in violation of any confidentiality agreement they may have with the corporation);

                  J. The undersigned understands that the books and records of the Corporation will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business;

                  K. The undersigned and his Purchaser Representative, if any, recognize that investment in the Corporation involves certain risks, and the undersigned has taken full cognizance of the special risks relating to a development stage company.

         Acknowledgement of ClipperNet Corporation. ClipperNet Corporation by its acceptance and execution hereof, acknowledges that the shares of common stock of Integrated Food Resources, Inc., received hereby, have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933.

         IN WITNESS WHEREOF, the undersigned executed this Subscription Agreement effective the 31st day of July, 1999.


/s/  Dean Bilyeau
DEAN BILYEAU

Address:          752 Nantucket Ave.
                  Eugene, OR 97404


         Accepted this   15th       day of  September, 1999.


                                                     CLIPPERNET CORPORATION

                                            By:      /s/  Ransom R. Southerland

                                            Title:   President

                             CLIPPERNET CORPORATION
                              an Oregon corporation

                             SUBSCRIPTION AGREEMENT


ClipperNet Corporation
2295 Coburg Rd., Suite 105
Eugene, OR 97401

Gentlemen:

         You have provided the undersigned with certain information regarding ClipperNet Corporation, an Oregon corporation, ("The Corporation"), including information relating to the financial status, management and product of the Corporation. You have also provided me with the opportunity to ask questions and to request information regarding the Corporation.

         In light of that information, I agree with the Corporation:

         Purchase Subject to the terms and conditions of this Subscription Agreement and for valuable consideration, I irrevocably tender this Subscription Agreement for purchase of 67,092 shares of the Corporation's common stock ("the Shares"). The total purchase price of said shares is $134,184.00 to be paid by transfer to ClipperNet Corporation of 44,728 shares of restricted common stock of Integrated Food Resources, Inc., a Nevada corporation, valued at $3.00 per share.

         Upon acceptance of this Subscription Agreement by ClipperNet Corporation and the execution hereof, the undersigned shall deliver to ClipperNet Corporation Certificate No(s). 1318 evidencing 44,728 fully paid up, non-assessable shares of restricted common stock of Integrated Food Resources, Inc. fully endorsed for transfer to ClipperNet Corporation.

         With respect to said shares of Integrated Food Resources, Inc. being transferred to ClipperNet Corporation, the undersigned represents and warrants the following:

                           A. The undersigned is the owner of 44,728 shares of common stock of Integrated Food Resources, Inc. as evidenced by Certificate No(s). 1318 free and clear of all liens, claims, pledges, or encumbrances except for restrictions on transfer as disclosed herein.

                  B. The undersigned has not granted to any person or entity an option or the right to purchase any of said 44,728 shares of Integrated Food Resources, Inc.

                  C. The undersigned has the right, power and authority to transfer said 44,728 shares of Integrated Food Resources, Inc., and the transfer will not breach any agreement or contract heretofore entered into by the undersigned.

         The undersigned represents that, as of the date of this Subscription Agreement, he has made an independent investment decision relating to the Shares based upon the above-described information that has received from the Corporation

         Representation by Subscriber.  The undersigned represents and warrants:

                  A. He understands that the Shares have not been registered under the Security Act of 1933 and that the undersigned has no right to require registration;

                  B. The undersigned has adequate means of providing for current needs and possible contingencies without having to resort to funds contemplated to be used for the purchase of Shares;

                  C. The undersigned has a net worth sufficient to bear the risk of losing his entire investment in the Shares;

                  D. The undersigned has alone or together with a Purchaser Representative (as defined by SEC Rule 501), sufficient knowledge and experience in financial matters so as to be able to evaluate the relative risks and merits of an investment in the corporation when it is offered;

                  E. The Shares which are the subject of this Agreement will be acquired solely for his account as an investment and will not be purchased with the view toward distributions, resale, subdivision or fractionalization;

                  F. The undersigned realizes that the Shares cannot be readily sold, that there will be no public market, that he may not be able to sell or to dispose of their interests in the Corporation;

                  G. The undersigned understands that his right to transfer the Shares will be restricted unless the transfer will not be in violation of the Securities Act of 1933 or applicable state securities laws (including investor suitability standards) and that the corporation will not consent to transfer of shares unless the transferee represents that the transferee meets certain financial suitability standards;

                  H. The undersigned and his Purchaser Representative, if any, have carefully reviewed the information relating to the financial status, management, and product of the Corporation. The Corporation has made available, if so requested, to his attorney, accountant, and Purchaser Representative, all documents that were reviewed or requested prior to an offer of shares of the Corporation, and has provided answers to all questions asked of the Corporation concerning the offering and an investment in the Corporation. In evaluating the suitability of an investment in the Corporation, the undersigned has not relied upon any representations or other information (whether oral or written) except documents or answers furnished by the Corporation;

                  I. The undersigned acknowledges that the information provided regarding the Corporation is confidential and non-public. The undersigned agrees that all of the information will be kept in confidence and will not be disclosed to any third party, but this obligation does not apply to any such information which is (1) is part of public knowledge or is readily accessible as literature at the date of this Subscription Agreement, (2) becomes part of public knowledge or literature and, thus, becomes readily accessible by publication (except as a result of a breach of this provision), or (3) is received from third parties (except third parties who disclose it is in violation of any confidentiality agreement they may have with the corporation);

                  J. The undersigned understands that the books and records of the Corporation will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business;

                  K. The undersigned and his Purchaser Representative, if any, recognize that investment in the Corporation involves certain risks, and the undersigned has taken full cognizance of the special risks relating to a development stage company.

         Acknowledgement of ClipperNet Corporation. ClipperNet Corporation by its acceptance and execution hereof, acknowledges that the shares of common stock of Integrated Food Resources, Inc., received hereby, have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933.

         IN WITNESS WHEREOF, the undersigned executed this Subscription Agreement effective the 31st day of July, 1999.


/s/  Don Bilyeau
DON BILYEAU

Address:          18541 Hwy. 99, Suite C
                  Lynnwood, WA 98037


         Accepted this   10th       day of  November                   , 1999.


                                                     CLIPPERNET CORPORATION

                                            By:      /s/  Ransom R. Southerland

                                            Title:   President

                             CLIPPERNET CORPORATION
                              an Oregon corporation

                             SUBSCRIPTION AGREEMENT


ClipperNet Corporation
2295 Coburg Rd., Suite 105
Eugene, OR 97401

Gentlemen:

         You have provided the undersigned with certain information regarding ClipperNet Corporation, an Oregon corporation, ("The Corporation"), including information relating to the financial status, management and product of the Corporation. You have also provided me with the opportunity to ask questions and to request information regarding the Corporation.

         In light of that information, I agree with the Corporation:

         Purchase Subject to the terms and conditions of this Subscription Agreement and for valuable consideration, I irrevocably tender this Subscription Agreement for purchase of 27,962 shares of the Corporation's common stock ("the Shares"). The total purchase price of said shares is $55,923.00 to be paid by transfer to ClipperNet Corporation of 18,641 shares of restricted common stock of Integrated Food Resources, Inc., a Nevada corporation, valued at $3.00 per share.

         Upon acceptance of this Subscription Agreement by ClipperNet Corporation and the execution hereof, the undersigned shall deliver to ClipperNet Corporation Certificate No(s). 1324 and 1325 evidencing 18,641 fully paid up, non-assessable shares of restricted common stock of Integrated Food Resources, Inc. fully endorsed for transfer to ClipperNet Corporation.

         With respect to said shares of Integrated Food Resources, Inc. being transferred to ClipperNet Corporation, the undersigned represents and warrants the following:

                           A. The undersigned is the owner of 18,641 shares of common stock of Integrated Food Resources, Inc. as evidenced by Certificate No(s). 1324 and 1325 free and clear of all liens, claims, pledges, or encumbrances except for restrictions on transfer as disclosed herein.

                  B. The undersigned has not granted to any person or entity an option or the right to purchase any of said 18,641 shares of Integrated Food Resources, Inc.

                  C. The undersigned has the right, power and authority to transfer said 18,641 shares of Integrated Food Resources, Inc., and the transfer will not breach any agreement or contract heretofore entered into by the undersigned.

         The undersigned represents that, as of the date of this Subscription Agreement, he has made an independent investment decision relating to the Shares based upon the above-described information that has received from the Corporation

         Representation by Subscriber.  The undersigned represents and warrants:

                  A. He understands that the Shares have not been registered under the Security Act of 1933 and that the undersigned has no right to require registration;

                  B. The undersigned has adequate means of providing for current needs and possible contingencies without having to resort to funds contemplated to be used for the purchase of Shares;

                  C. The undersigned has a net worth sufficient to bear the risk of losing his entire investment in the Shares;

                  D. The undersigned has alone or together with a Purchaser Representative (as defined by SEC Rule 501), sufficient knowledge and experience in financial matters so as to be able to evaluate the relative risks and merits of an investment in the corporation when it is offered;

                  E. The Shares which are the subject of this Agreement will be acquired solely for his account as an investment and will not be purchased with the view toward distributions, resale, subdivision or fractionalization;

                  F. The undersigned realizes that the Shares cannot be readily sold, that there will be no public market, that he may not be able to sell or to dispose of their interests in the Corporation;

                  G. The undersigned understands that his right to transfer the Shares will be restricted unless the transfer will not be in violation of the Securities Act of 1933 or applicable state securities laws (including investor suitability standards) and that the corporation will not consent to transfer of shares unless the transferee represents that the transferee meets certain financial suitability standards;

                  H. The undersigned and his Purchaser Representative, if any, have carefully reviewed the information relating to the financial status, management, and product of the Corporation. The Corporation has made available, if so requested, to his attorney, accountant, and Purchaser Representative, all documents that were reviewed or requested prior to an offer of shares of the Corporation, and has provided answers to all questions asked of the Corporation concerning the offering and an investment in the Corporation. In evaluating the suitability of an investment in the Corporation, the undersigned has not relied upon any representations or other information (whether oral or written) except documents or answers furnished by the Corporation;

                  I. The undersigned acknowledges that the information provided regarding the Corporation is confidential and non-public. The undersigned agrees that all of the information will be kept in confidence and will not be disclosed to any third party, but this obligation does not apply to any such information which is (1) is part of public knowledge or is readily accessible as literature at the date of this Subscription Agreement, (2) becomes part of public knowledge or literature and, thus, becomes readily accessible by publication (except as a result of a breach of this provision), or (3) is received from third parties (except third parties who disclose it is in violation of any confidentiality agreement they may have with the corporation);

                  J. The undersigned understands that the books and records of the Corporation will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business;

                  K. The undersigned and his Purchaser Representative, if any, recognize that investment in the Corporation involves certain risks, and the undersigned has taken full cognizance of the special risks relating to a development stage company.

         Acknowledgement of ClipperNet Corporation. ClipperNet Corporation by its acceptance and execution hereof, acknowledges that the shares of common stock of Integrated Food Resources, Inc., received hereby, have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933.

         IN WITNESS WHEREOF, the undersigned executed this Subscription Agreement effective the 31st day of July, 1999.


/s/ J. James Nelson
J. JAMES NELSON

Address:          P.O. Box 41203
                  Eugene, OR 97404


         Accepted this   15th       day of  September, 1999.


                                                     CLIPPERNET CORPORATION

                                            By:      /s/  Ransom R. Southerland
                                            Title:   President

                             CLIPPERNET CORPORATION
                              an Oregon corporation

                             SUBSCRIPTION AGREEMENT


ClipperNet Corporation
2295 Coburg Rd., Suite 105
Eugene, OR 97401

Gentlemen:

         You have provided the undersigned with certain information regarding ClipperNet Corporation, an Oregon corporation, ("The Corporation"), including information relating to the financial status, management and product of the Corporation. You have also provided me with the opportunity to ask questions and to request information regarding the Corporation.

         In light of that information, I agree with the Corporation:

         Purchase Subject to the terms and conditions of this Subscription Agreement and for valuable consideration, I irrevocably tender this Subscription Agreement for purchase of 419,325 shares of the Corporation's common stock ("the Shares"). The total purchase price of said shares is $838,650.00 to be paid by transfer to ClipperNet Corporation of 279,550 shares of restricted common stock of Integrated Food Resources, Inc., a Nevada corporation, valued at $3.00 per share.

         Upon acceptance of this Subscription Agreement by ClipperNet Corporation and the execution hereof, the undersigned shall deliver to ClipperNet Corporation Certificate No(s). 1321 evidencing 279,550 fully paid up, non-assessable shares of restricted common stock of Integrated Food Resources, Inc. fully endorsed for transfer to ClipperNet Corporation.

         With respect to said shares of Integrated Food Resources, Inc. being transferred to ClipperNet Corporation, the undersigned represents and warrants the following:

                           A. The undersigned is the owner of 279,550 shares of common stock of Integrated Food Resources, Inc. as evidenced by Certificate No(s). 1321 free and clear of all liens, claims, pledges, or encumbrances except for restrictions on transfer as disclosed herein.

                  B. The undersigned has not granted to any person or entity an option or the right to purchase any of said 279,550 shares of Integrated Food Resources, Inc.

                  C. The undersigned has the right, power and authority to transfer said 279,550 shares of Integrated Food Resources, Inc., and the transfer will not breach any agreement or contract heretofore entered into by the undersigned.

         The undersigned represents that, as of the date of this Subscription Agreement, he has made an independent investment decision relating to the Shares based upon the above-described information that has received from the Corporation

         Representation by Subscriber.  The undersigned represents and warrants:

                  A. He understands that the Shares have not been registered under the Security Act of 1933 and that the undersigned has no right to require registration;

                  B. The undersigned has adequate means of providing for current needs and possible contingencies without having to resort to funds contemplated to be used for the purchase of Shares;

                  C. The undersigned has a net worth sufficient to bear the risk of losing his entire investment in the Shares;

                  D. The undersigned has alone or together with a Purchaser Representative (as defined by SEC Rule 501), sufficient knowledge and experience in financial matters so as to be able to evaluate the relative risks and merits of an investment in the corporation when it is offered;

                  E. The Shares which are the subject of this Agreement will be acquired solely for his account as an investment and will not be purchased with the view toward distributions, resale, subdivision or fractionalization;

                  F. The undersigned realizes that the Shares cannot be readily sold, that there will be no public market, that he may not be able to sell or to dispose of their interests in the Corporation;

                  G. The undersigned understands that his right to transfer the Shares will be restricted unless the transfer will not be in violation of the Securities Act of 1933 or applicable state securities laws (including investor suitability standards) and that the corporation will not consent to transfer of shares unless the transferee represents that the transferee meets certain financial suitability standards;

                  H. The undersigned and his Purchaser Representative, if any, have carefully reviewed the information relating to the financial status, management, and product of the Corporation. The Corporation has made available, if so requested, to his attorney, accountant, and Purchaser Representative, all documents that were reviewed or requested prior to an offer of shares of the Corporation, and has provided answers to all questions asked of the Corporation concerning the offering and an investment in the Corporation. In evaluating the suitability of an investment in the Corporation, the undersigned has not relied upon any representations or other information (whether oral or written) except documents or answers furnished by the Corporation;

                  I. The undersigned acknowledges that the information provided regarding the Corporation is confidential and non-public. The undersigned agrees that all of the information will be kept in confidence and will not be disclosed to any third party, but this obligation does not apply to any such information which is (1) is part of public knowledge or is readily accessible as literature at the date of this Subscription Agreement, (2) becomes part of public knowledge or literature and, thus, becomes readily accessible by publication (except as a result of a breach of this provision), or (3) is received from third parties (except third parties who disclose it is in violation of any confidentiality agreement they may have with the corporation);

                  J. The undersigned understands that the books and records of the Corporation will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business;

                  K. The undersigned and his Purchaser Representative, if any, recognize that investment in the Corporation involves certain risks, and the undersigned has taken full cognizance of the special risks relating to a development stage company.

         Acknowledgement of ClipperNet Corporation. ClipperNet Corporation by its acceptance and execution hereof, acknowledges that the shares of common stock of Integrated Food Resources, Inc., received hereby, have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933.

         IN WITNESS WHEREOF, the undersigned executed this Subscription Agreement effective the 31st day of July, 1999.


/s/  Ransom R. Southerland
RANSOM R. SOUTHERLAND

Address:          91593 Donna Rd.
                  Springfield, OR 97478


         Accepted this   15th       day of  September, 1999.


                                                     CLIPPERNET CORPORATION

                                            By:      /s/  Ransom R. Southerland

                                            Title:   President

                             CLIPPERNET CORPORATION
                              an Oregon corporation

                             SUBSCRIPTION AGREEMENT


ClipperNet Corporation
2295 Coburg Rd., Suite 105
Eugene, OR 97401

Gentlemen:

         You have provided the undersigned with certain information regarding ClipperNet Corporation, an Oregon corporation, ("The Corporation"), including information relating to the financial status, management and product of the Corporation. You have also provided us with the opportunity to ask questions and to request information regarding the Corporation.

         In light of that information, we agree with the Corporation:

         Purchase Subject to the terms and conditions of this Subscription Agreement and for valuable consideration, we irrevocably tender this Subscription Agreement for purchase of 83,865 shares of the Corporation's common stock ("the Shares"). The total purchase price of said shares is $167,730.00 to be paid by transfer to ClipperNet Corporation of 55,910 shares of restricted common stock of Integrated Food Resources, Inc., a Nevada corporation, valued at $3.00 per share.

         Upon acceptance of this Subscription Agreement by ClipperNet Corporation and the execution hereof, the undersigned shall deliver to ClipperNet Corporation Certificate No(s). 1323 evidencing 55,910 fully paid up, non-assessable shares of restricted common stock of Integrated Food Resources, Inc. fully endorsed for transfer to ClipperNet Corporation.

         With respect to said shares of Integrated Food Resources, Inc. being transferred to ClipperNet Corporation, the undersigned represents and warrants the following:

                           A. The undersigned is the owner of 55,910 shares of common stock of Integrated Food Resources, Inc. as evidenced by Certificate No(s). 1323 free and clear of all liens, claims, pledges, or encumbrances except for restrictions on transfer as disclosed herein.

                  B. The undersigned has not granted to any person or entity an option or the right to purchase any of said 55,910 shares of Integrated Food Resources, Inc.

                  C. The undersigned has the right, power and authority to transfer said 55,910 shares of Integrated Food Resources, Inc., and the transfer will not breach any agreement or contract heretofore entered into by the undersigned.

         The undersigned represents that, as of the date of this Subscription Agreement, they have made an independent investment decision relating to the Shares based upon the above-described information that they have received from the Corporation

         Representation by Subscriber.  The undersigned represents and warrants:

                  A. They understand that the Shares have not been registered under the Security Act of 1933 and that the undersigned has no right to require registration;

                  B. The undersigned has adequate means of providing for current needs and possible contingencies without having to resort to funds contemplated to be used for the purchase of Shares;

                  C. The undersigned has a net worth sufficient to bear the risk of losing their entire investment in the Shares;

                  D. The undersigned has alone or together with a Purchaser Representative (as defined by SEC Rule 501), sufficient knowledge and experience in financial matters so as to be able to evaluate the relative risks and merits of an investment in the corporation when it is offered;

                  E. The Shares which are the subject of this Agreement will be acquired solely for their account as an investment and will not be purchased with the view toward distributions, resale, subdivision or fractionalization;

                  F. The undersigned realizes that the Shares cannot be readily sold, that there will be no public market, that they may not be able to sell or to dispose of their interests in the Corporation;

                  G. The undersigned understands that their right to transfer the Shares will be restricted unless the transfer will not be in violation of the Securities Act of 1933 or applicable state securities laws (including investor suitability standards) and that the corporation will not consent to transfer of shares unless the transferee represents that the transferee meets certain financial suitability standards;

                  H. The undersigned and their Purchaser Representative, if any, have carefully reviewed the information relating to the financial status, management, and product of the Corporation. The Corporation has made available, if so requested, to their attorney, accountant, and Purchaser Representative, all documents that were reviewed or requested prior to an offer of shares of the Corporation, and has provided answers to all questions asked of the Corporation concerning the offering and an investment in the Corporation. In evaluating the suitability of an investment in the Corporation, the undersigned has not relied upon any representations or other information (whether oral or written) except documents or answers furnished by the Corporation;

                  I. The undersigned acknowledges that the information provided regarding the Corporation is confidential and non-public. The undersigned agrees that all of the information will be kept in confidence and will not be disclosed to any third party, but this obligation does not apply to any such information which is (1) is part of public knowledge or is readily accessible as literature at the date of this Subscription Agreement, (2) becomes part of public knowledge or literature and, thus, becomes readily accessible by publication (except as a result of a breach of this provision), or (3) is received from third parties (except third parties who disclose it is in violation of any confidentiality agreement they may have with the corporation);

                  J. The undersigned understands that the books and records of the Corporation will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business;

                  K. The undersigned and their Purchaser Representative, if any, recognize that investment in the Corporation involves certain risks, and the undersigned has taken full cognizance of the special risks relating to a development stage company.

         Acknowledgement of ClipperNet Corporation. ClipperNet Corporation by its acceptance and execution hereof, acknowledges that the shares of common stock of Integrated Food Resources, Inc., received hereby, have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933.

         IN WITNESS WHEREOF, the undersigned executed this Subscription Agreement effective the 31st day of July, 1999.


/s/  James Henson
JAMES HENSON

 /s/  Wanda L. Henson
WANDA HENSON

Address:          2780 Alyndale Dr.
                  Eugene, OR 97404


         Accepted this   15th       day of  September                  , 1999.


                                                     CLIPPERNET CORPORATION

                                            By:      /s/  Ransom R. Southerland

                                            Title:   President

                             CLIPPERNET CORPORATION
                              an Oregon corporation

                             SUBSCRIPTION AGREEMENT


ClipperNet Corporation
2295 Coburg Rd., Suite 105
Eugene, OR 97401

Gentlemen:

         You have provided the undersigned with certain information regarding ClipperNet Corporation, an Oregon corporation, ("The Corporation"), including information relating to the financial status, management and product of the Corporation. You have also provided us with the opportunity to ask questions and to request information regarding the Corporation.

         In light of that information, we agree with the Corporation:

         Purchase Subject to the terms and conditions of this Subscription Agreement and for valuable consideration, we irrevocably tender this Subscription Agreement for purchase of 153,752 shares of the Corporation's common stock ("the Shares"). The total purchase price of said shares is $307,603.00 to be paid by transfer to ClipperNet Corporation of 102,501 shares of restricted common stock of Integrated Food Resources, Inc., a Nevada corporation, valued at $3.00 per share.

         Upon acceptance of this Subscription Agreement by ClipperNet Corporation and the execution hereof, the undersigned shall deliver to ClipperNet Corporation Certificate No(s). 1322 evidencing 102,501 fully paid up, non-assessable shares of restricted common stock of Integrated Food Resources, Inc. fully endorsed for transfer to ClipperNet Corporation.

         With respect to said shares of Integrated Food Resources, Inc. being transferred to ClipperNet Corporation, the undersigned represents and warrants the following:

                           A. The undersigned is the owner of 102,501 shares of common stock of Integrated Food Resources, Inc. as evidenced by Certificate No(s). 1322 free and clear of all liens, claims, pledges, or encumbrances except for restrictions on transfer as disclosed herein.

                  B. The undersigned has not granted to any person or entity an option or the right to purchase any of said 102,501 shares of Integrated Food Resources, Inc.

                  C. The undersigned has the right, power and authority to transfer said 102,501 shares of Integrated Food Resources, Inc., and the transfer will not breach any agreement or contract heretofore entered into by the undersigned.

         The undersigned represents that, as of the date of this Subscription Agreement, they have made an independent investment decision relating to the Shares based upon the above-described information that they have received from the Corporation

         Representation by Subscriber.  The undersigned represents and warrants:

                  A. They understand that the Shares have not been registered under the Security Act of 1933 and that the undersigned has no right to require registration;

                  B. The undersigned has adequate means of providing for current needs and possible contingencies without having to resort to funds contemplated to be used for the purchase of Shares;

                  C. The undersigned has a net worth sufficient to bear the risk of losing their entire investment in the Shares;

                  D. The undersigned has alone or together with a Purchaser Representative (as defined by SEC Rule 501), sufficient knowledge and experience in financial matters so as to be able to evaluate the relative risks and merits of an investment in the corporation when it is offered;

                  E. The Shares which are the subject of this Agreement will be acquired solely for their account as an investment and will not be purchased with the view toward distributions, resale, subdivision or fractionalization;

                  F. The undersigned realizes that the Shares cannot be readily sold, that there will be no public market, that they may not be able to sell or to dispose of their interests in the Corporation;

                  G. The undersigned understands that their right to transfer the Shares will be restricted unless the transfer will not be in violation of the Securities Act of 1933 or applicable state securities laws (including investor suitability standards) and that the corporation will not consent to transfer of shares unless the transferee represents that the transferee meets certain financial suitability standards;

                  H. The undersigned and their Purchaser Representative, if any, have carefully reviewed the information relating to the financial status, management, and product of the Corporation. The Corporation has made available, if so requested, to their attorney, accountant, and Purchaser Representative, all documents that were reviewed or requested prior to an offer of shares of the Corporation, and has provided answers to all questions asked of the Corporation concerning the offering and an investment in the Corporation. In evaluating the suitability of an investment in the Corporation, the undersigned has not relied upon any representations or other information (whether oral or written) except documents or answers furnished by the Corporation;

                  I. The undersigned acknowledges that the information provided regarding the Corporation is confidential and non-public. The undersigned agrees that all of the information will be kept in confidence and will not be disclosed to any third party, but this obligation does not apply to any such information which is (1) is part of public knowledge or is readily accessible as literature at the date of this Subscription Agreement, (2) becomes part of public knowledge or literature and, thus, becomes readily accessible by publication (except as a result of a breach of this provision), or (3) is received from third parties (except third parties who disclose it is in violation of any confidentiality agreement they may have with the corporation);

                  J. The undersigned understands that the books and records of the Corporation will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business;

                  K. The undersigned and their Purchaser Representative, if any, recognize that investment in the Corporation involves certain risks, and the undersigned has taken full cognizance of the special risks relating to a development stage company.

         Acknowledgement of ClipperNet Corporation. ClipperNet Corporation by its acceptance and execution hereof, acknowledges that the shares of common stock of Integrated Food Resources, Inc., received hereby, have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933.

         IN WITNESS WHEREOF, the undersigned executed this Subscription Agreement effective the 31st day of July, 1999.


/s/  Michael D. Henson
MICHAEL D. HENSON

/s/  Kelli Henson
KELLI HENSON

Address:          222 Sterling Dr.
                  Eugene, OR 97404


         Accepted this   15th       day of  September                  , 1999.


                                                     CLIPPERNET CORPORATION

                                            By:      /s/  Ransom R. Southerland

                                            Title:   President